MEMBERS Variable Universal Life II            Ultra Series Fund
   Supplement Dated September 21, 2000     Supplement Dated September 21, 2000
     To Prospectus Dated May 1, 2000         To Prospectus Dated May 1, 2000


ADVISER NAME CHANGE: CIMCO Inc., the investment adviser to the Ultra Series Fund, has changed its name to MEMBERS Capital Advisors, inc., effective September 21, 2000. To reflect this change, the name CIMCO Inc. is replaced with MEMBERS Capital Advisors, Inc. The management and ownership of the adviser has not changed.